UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 14, 2025

DIAMONDBACK ENERGY, INC.

(Exact Name of Registrant as Specified in Charter)

DE	001-35700	45-4502447
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 West Texas Ave. Suite 100 Midland, TX	79701
(Address of principal executive offices)	(Zip code)

(432) 221-7400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	FANG	The Nasdaq Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02. Unregistered Sales of Equity Securities.

On February 14, 2025, Diamondback Energy, Inc. (the “Company”) and Diamondback E&P LLC (the “Purchaser”), a wholly owned subsidiary of the Company, entered into a definitive securities purchase agreement with Double Eagle IV Midco, LLC (the “Seller”), pursuant to which the Purchaser will acquire all of the issued and outstanding interests of DE Permian, LLC, a Texas limited liability company, DE IV Combo, LLC, a Delaware limited liability company, and DE IV Operating, LLC, a Texas limited liability company, each of which is a wholly owned subsidiary of Seller (the “Pending Acquisition”). Consideration for the Pending Acquisition consists of $3.0 billion in cash and approximately 6.9 million shares of the Company’s common stock, par value $0.01 per share (the “Shares”), subject to customary adjustments. The cash portion of this transaction is expected to be funded through a combination of cash on hand, borrowings under the Company’s credit facility and/or proceeds from term loans and senior notes offerings. The Shares will be issued in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) of the Securities Act as sales by an issuer not involving any public offering. The Pending Acquisition is expected to close on April 1, 2025, subject to the satisfaction of customary closing conditions and regulatory approval.

Item 8.01. Other Events.

On February 18, 2025, the Company issued a press release announcing the Pending Acquisition. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release, dated February 18, 2025, entitled “Diamondback Energy, Inc. Announces Midland Basin Acquisition.”
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIAMONDBACK ENERGY, INC.

Date: February 18, 2025
	By:	/s/ Teresa L. Dick
	Name:	Teresa L. Dick
	Title:	Executive Vice President, Chief Accounting Officer and Assistant Secretary